EXHIBIT - 32.1

MOSSIMO, INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mossimo, Inc. (the Company) on Form 10-Q for the quarter ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the Report), I Mossimo Giannulli, Chairman and Co-Chief Executive Officer of the Company, certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)              The Report, to which this certification is attached as Exhibit - 32.1, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/	Mossimo Giannulli
Mossimo Giannulli
Chairman and Co-Chief Executive Officer
August 14, 2006

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 HAS BEEN PROVIDED TO THE COMPANY AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION STAFF UPON REQUEST.

THIS CERTIFICATION ACCOMPANIES THE FORM 10-Q TO WHICH IT RELATES, IS NOT DEEMED FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS NOT TO BE INCORPORATED BY REFERENCE INTO A FILING OF THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES ACT OF 1934 (WHETHER MADE BEFORE OR AFTER THE DATE OF THE FORM 10-Q), IRRESPECTIVE OF ANY GENERAL INCORPORATION LANGUAGE CONTAINED IN SUCH FILING.